UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  ___________
                                   FORM 8-K
                                  ___________

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (date of earliest event reported): July 14, 2005


                  INTERCHANGE FINANCIAL SERVICES CORPORATION
            _____________________________________________________
            (Exact name of registrant as specified in its charter)


                                   New Jersey
                                  ____________
                 (State or other Jurisdiction of Incorporation)

          1-10518                                      22-2553159
 ________________________                  __________________________________
 (Commission File Number)                 (I.R.S. Employer Identification No.)

             Park 80 West/Plaza Two, Saddle Brook, N.J.    07663
             ____________________________________________________
              (Address of principal executive offices) (Zip Code)

                                 (201) 703-2265
                                 _______________
               (Registrant's telephone number, including area code)

                                   Not Applicable
______________________________________________________________________________
            (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [X ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

     On July 14, 2005, Franklin Bank ("Franklin") sent to the shareholders of Franklin a letter announcing that on June 23, 2005 they have entered into a definitive agreement with Interchange Financial Services Corporation ("Interchange") that provides for the merger of Franklin with and into Interchange Bank, a wholly-owned subsidiary of Interchange.

     A copy of the Letter to Shareholders announcing the definitive agreement between Interchange and Franklin is attached hereto as Exhibit 99.1.


Item 9.01.  Financial Statement and Exhibits

(c)    Exhibits

99.1   Letter to Shareholders dated July 14, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2005               Interchange Financial Services Corporation


                                  By:   /s/ Charles T. Field
                                        _________________________
                                  Name: Charles T. Field
                                  Title:SVP & Chief Financial Officer

                                 EXHIBIT INDEX


EXHIBIT NUMBER     DESCRIPTION

99.1               Letter to Shareholders dated July 14, 2005.